UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2008 (October 11, 2007)

CHINA INDUSTRIAL WASTE MANAGEMENT, INC
(Exact name of registrant as specified in its charter)

Nevada	002-95836-NY	13-3250816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Dalian Dongtai Industrial Waste Treatment Co., Ltd. No. 1 Huaihe West Road E-T-D Zone, Dalian, China	116600
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-86-411-8581-1229

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

Dismissal of Legal Proceeding

As previously reported, on October 9, 2007, the Company entered into a settlement agreement and general release arising out of an action filed in the Superior Court of Washington, Kings County, entitled Don Moroz and Glen Lochton Management Inc., v. Tolan Furusho, Columbia State Bank, Goldtech Mining Corporation, a Nevada corporation, Goldtech Mining Corporation, a Washington corporation, Tracy Kroeker, Ralph Jordan, Jack Laskin, Nancy Egan, Richard Smith, and Beverlee Claydon a/k/a Beverlee Kamerling. The plaintiffs in such action claimed to be victims of a failed "pump and dump" penny stock scheme. On October 9, 2007, the Company entered into a settlement agreement with the plaintiffs under which the settlement consideration was paid by a stockholder of the Company, and not by the Company. On October 11, 2007, The Honorable Nicole MacInnes of Kings County Superior Court, State of Washington, signed an Order of Dismissal, with prejudice, thereby dismissing this lawsuit as against the Company.

As previously reported, on March 6, 2006, a lawsuit was filed against the Company entitled Tolan S. Furusho V. Goldtech Mining Corp., Case No.: 06-A-518343-B, in the District Court, Clark County, Nevada. The plaintiff claims that he is the sole director of the Company, alleging that he was improperly removed as a director. On October 9, 2007, the Company entered into settlement agreement and general release of the claims wherein all claims of the plaintiff and the Company against each other were settled and released for the payment of cash and shares of common stock of the Company to the plaintiff. A third party stockholder, and not the Company, paid the settlement consideration. On November 5, 2007, The Honorable District Court Judge Elizabeth Gonzalez of District Court, Clark County, Nevada signed an Order of Dismissal, with prejudice, thereby dismissing this lawsuit as against the Company.

Following dismissal of these proceedings, the Company is not currently a party to any legal proceedings.

Restatement of Financial Statements

On March 17, 2008, the Company disseminated a press release clarifying information previously reported in connection with the restatements of its financial statements as of December 31, 2006 and for the year then ended and as of March 31, 2007 and for the quarter then ended. A copy of that press release is furnished as an exhibit to this report. The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated March17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

Date: March 17, 2008	By:	/s/ Dong Jinqing
Dong Jinqing
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March17, 2008